                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K/A
                                   ----------

                          AMENDMENT TO CURRENT REPORT
                          ---------------------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          December 8, 1995


                                 WD-40 COMPANY
             (Exact name of registrant as specified in its charter)


         California                 0-6936-3                 95-1797918
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)       Identification Number)


             1061 Cudahy Place
           San Diego, California                               92110
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           (619) 275-1400


                         No changes to name or address.
         (Former name or former address, if changed since last report)

                          AMENDMENT TO CURRENT REPORT

     The registrant's Current Report on Form 8-K, filed on December 22, 1995 to report the registrant's acquisition on December 8, 1995 of the 3-In-One Oil business from affiliates of Reckitt & Colman P.L.C., an English corporation, is amended to provide financial statements and pro forma financial information required by Item 7 of the report. There are no other changes to the report as filed.



ITEM 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

Report of Independent Accountants

Statement of Assets as of December 31, 1994 and January 1, 1994

Statement of Revenues and Direct Operating Expenses for the years ended December 31, 1994 and January 1, 1994

Notes to Statement of Assets and Statement of Revenues and Direct Operating Expenses

Statement of Assets (Unaudited) as of November 25, 1995

Statement of Revenues and Direct Operating Expenses (Unaudited) for the eleven months ended November 25, 1995 and November 26, 1994

Notes to Unaudited Statement of Assets and Unaudited Statement of Revenues and Direct Operating Expenses

     (b) Pro forma financial information.

Introduction to Pro Forma Financial Statements

Pro Forma Combined Balance Sheet (Unaudited) as of November 30, 1995

Pro Forma Combined Statement of Income (Unaudited) for the year ended August 31, 1995

Pro Forma Combined Statement of Income (Unaudited) for the three months ended November 30, 1995

     (c) Exhibits.

         None.



SIGNATURES:

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WD-40 COMPANY
                                         (Registrant)



Date:  February 15, 1996                 /s/ Robert D. Gal
                                         -----------------------------------
                                         ROBERT D. GAL
                                         Treasurer
                                         (Principal Financial Officer)

                       Report of Independent Accountants



          To the Board of Directors of
          Reckitt & Colman Inc.


          We have audited the accompanying statement of assets as of December 31, 1994 and January 1, 1994 and the related statement of revenues and direct operating expenses of the 3-in-One Oil business (the "Statements") of Reckitt & Colman Inc. and Reckitt & Colman (Overseas) Limited (the "Company") for each of the two years in the period ended December 31, 1994. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and the statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audits provide a reasonable basis for our opinion.

          The accompanying statements reflect the assets and the revenues and direct operating expenses attributable to the 3-in-One Oil business of the Company as described in Note 3 and are not intended to be a complete presentation of the assets or revenues and expenses of 3-in-One Oil.

          In our opinion, the statement of assets and statement of revenues and direct operating expenses present fairly, in all material respects, the assets as described in Note 3 as of December 31, 1994 and January 1, 1994 and the revenues and direct operating expenses as described in
          Note 3 for each of the two years in the period ended December 31, 1994 of 3-in-One Oil, in conformity with generally accepted accounting principles.


          Price Waterhouse LLP
          Morristown, New Jersey

          February 2, 1996

3-in-One Oil
Statement of Assets ($ in thousands)
--------------------------------------------------------------------------------

                                                            DECEMBER 31,    JANUARY 1,
                                                              1994           1994
Inventory                                                   $     966    $   1,022
Property, plant and equipment                                      36           38
Intangible assets, net of accumulated amortization of
    $4,482 in 1994 and $3,563 in 1993                          18,983       19,902
                                                            ---------    ---------
      Total assets                                          $  19,985    $  20,962
                                                            =========    =========

    The accompanying notes are an integral part of this statement.

3-in-One Oil
Statement of Revenues and Direct Operating Expenses ($ in thousands)
--------------------------------------------------------------------------------

                                                          FISCAL YEAR ENDED
                                                       DECEMBER 31,  JANUARY 1,
                                                         1994         1994
Revenues                                                $  14,427    $  13,936
                                                        ---------    ---------

Direct operating expenses:
    Cost of products sold                                   5,053        4,836
    Marketing and brokerage costs                           2,255        1,993
    Amortization of intangibles                               919          973
                                                        ---------    ---------
                                                            8,227        7,802
                                                        ---------    ---------
Excess of revenues over direct operating expenses       $   6,200    $   6,134
                                                        =========    =========

    The accompanying notes are an integral part of this statement.

    3-in-One Oil
    Notes to Statement of Assets and
    Statement of Revenues and Direct Operating Expenses ($ in thousands)
    ----------------------------------------------------------------------------

   1. BUSINESS AND ASSET PURCHASE AND SALE AGREEMENT

      3-in-One Oil (the "Business") is a product line manufactured, sold and distributed by Reckitt & Colman Inc. and Reckitt & Colman (Overseas) Limited (collectively the "Company"). Effective December 8, 1995, the Company sold 3-in-One Oil to WD-40 Company under an asset purchase and sale agreement. The assets acquired included inventory and the rights to manufacture, sell and distribute this product line.

   2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Fiscal Year - The Fiscal year ends on the Saturday nearest to December 31. The periods ended December 31, 1994 (Fiscal 1994) and January 1, 1994 (Fiscal 1993) each included 52 weeks.

      Inventory - Inventories are stated at the lower of cost, determined by the first-in, first-out method, or market.

      Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation is recorded on a straight-line basis.

      Intangibles - Intangibles primarily include customer lists, trademarks and goodwill. Intangibles are amortized using straight-line and accelerated amortization methods over useful lives ranging from 5 to 40 years.

   3. BASIS OF PRESENTATION

      The accompanying statement of assets and statement of revenues and direct operating expenses have been prepared in accordance with generally accepted accounting principles and were derived from the historical accounting records of the Company. Complete financial statements were not prepared as the Company did not maintain 3-in-One Oil as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than inventory, certain property, plant and equipment, and intangible assets) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

      The statement of assets includes the assets of the Company which are directly related to the Business and which have been historically segregated by the Company in its accounting records. This statement does not include cash, accounts receivable, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities.

    3-in-One Oil
    Notes to Statement of Assets and
    Statement of Revenues and Direct Operating Expenses ($ in thousands)
    ----------------------------------------------------------------------------

      The statement of revenues and direct operating expenses includes the revenues and expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business sold, and also includes an allocation of certain expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business sold which have been historically segregated by the Company in its accounting records. This statement does not include general and administrative costs, interest expenses, income taxes or any other indirect expenses.

      The allocated expenses include the following elements: Cash discounts of $155 and $152 for Fiscal 1994 and Fiscal 1993, respectively, which are included in revenues; variable manufacturing overhead of $174 and $160 for Fiscal 1994 and Fiscal 1993, respectively, which is included in cost of products sold; and brokerage costs of $114 and $90 for Fiscal 1994 and Fiscal 1993, respectively, which are included in marketing and brokerage costs and were allocated based upon sales volume. Freight costs of $343 and $354 for Fiscal 1994 and Fiscal 1993, respectively, are included in cost of products sold and were allocated based upon the weight of the products shipped.

      Management believes that the above expense allocations are reasonable methods of allocation for the purpose of these financial statements; however, there can be no assurances that such allocations will be indicative of future results of operations.

3-in-One Oil

Statement of Assets (Unaudited)
($ in thousands)
--------------------------------------------------------------------------------

                                                                    November 25,
                                                                        1995

Inventory                                                              $   973
Property, plant and equipment                                               34
Intangible assets, net of accumulated amortization of $5,278            18,187
                                                                       -------
      Total assets                                                     $19,194
                                                                       =======

         The accompanying notes are an integral part of this statement.

3-in-One Oil

Statement of Revenues and Direct Operating Expenses (Unaudited)
($ in thousands)
--------------------------------------------------------------------------------

                                                    Eleven Months Ended
                                                    November    November
                                                    25, 1995    26, 1994
Revenues                                             $11,879    $12,982
                                                     -------    -------
Direct operating expenses:
 Cost of products sold                                 4,390      4,586
 Marketing and brokerage costs                         1,785      2,018
 Amortization of intangibles                             731        831
                                                     -------    -------
                                                       6,906      7,435
                                                     -------    -------
Excess of revenues over direct operating expenses    $ 4,973    $ 5,547
                                                     =======    =======

         The accompanying notes are an integral part of this statement.

3-in-One Oil

Notes to Unaudited Statement of Assets and Unaudited
Statement of Revenues and Direct Operating Expenses ($ in thousands)
--------------------------------------------------------------------------------

NOTE 1 - BUSINESS AND ASSET PURCHASE AND SALE AGREEMENT

3-in-One Oil (the "Business") is a product line manufactured, sold and distributed by Reckitt & Colman Inc. and Reckitt & Colman (Overseas) Limited (collectively the "Company"). Effective December 8, 1995, the Company sold 3-in-One Oil to WD-40 Company under an asset purchase and sale agreement. The assets acquired included inventory and the rights to manufacture, sell and distribute this product line.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal Year - The Fiscal year ends on the Saturday nearest to December 31. The eleven months ended November 25, 1995 and November 26, 1994 each included 47 weeks.

Inventory - Inventories are stated at the lower of cost, determined by the first-in, first-out method, or market.

Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation is recorded on a straight-line basis.

Intangibles - Intangibles primarily include customer lists, trademarks and goodwill. Intangibles are amortized using straight-line and accelerated amortization methods over useful lives ranging from 5 to 40 years.

NOTE 3 - BASIS OF PRESENTATION

The accompanying unaudited statement of assets and unaudited statement of revenues and direct operating expenses have been prepared in accordance with generally accepted accounting principles and were derived from the historical accounting records of the Company. The interim data, in the opinion of the Company, includes all adjustments, consisting only of normal recurring adjustments, necessary for the fair statement of the results for the interim periods. Complete financial statements were not prepared as the Company did not maintain 3-in-One Oil as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than inventory, certain property, plant and equipment, and intangible assets) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

The statement of assets includes the assets of the Company which are directly related to the Business and which have been historically segregated by the Company in its accounting records. This statement does not include cash, accounts receivable, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities.

The statement of revenues and direct operating expenses includes the revenues and expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business sold, and also includes an allocation of certain expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business sold which have been historically segregated by the Company in its accounting records. This statement does not include general and administrative costs, interest expenses, income taxes or any other indirect expenses.

Management believes that the above expense allocations are reasonable methods of allocation for the purpose of these financial statements; however, there can be no assurances that such allocations will be indicative of future results of operations.

Introduction to Pro Forma Financial Statements
----------------------------------------------

The following unaudited pro forma combined financial statements give effect to the acquisition by WD-40 Company of the assets of 3-in-One Oil in a transaction to be accounted for as a purchase. The unaudited pro forma combined balance sheet is based on the balance sheet of WD-40 Company as appearing in the Company's Form 10-Q filed for the quarter ended November 30, 1995, and the individual statement of assets of 3-in-One Oil prepared from its accounting records at November 25, 1995, appearing elsewhere in this document, as if the acquisition occurred on November 30, 1995. The unaudited pro forma combined statements of income for the year ended August 31, 1995 and the quarter ended November 30, 1995, have been based upon the individual statements of income of WD-40 Company for the year ended August 31, 1995 and the quarter ended November 30, 1995, as appearing in the Company's Form 10-K filed for the year ended August 31, 1995 and the Company's Form 10-Q filed for the quarter ended November 30, 1995, respectively, combined with the individual statements of income of 3-in-One Oil, prepared from its accounting records for the comparable periods then ended. The unaudited pro forma combined statements of income for the year ended August 31, 1995 and the three-month period ended November 30, 1995, combine the results of operations of WD-40 Company and 3-in-One Oil (acquired by WD-40 Company on December 8, 1995) as if the acquisition occurred on September 1, 1994. These unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto of WD-40 Company as appearing in the Company's Form 10-K filed for the year ended August 31, 1995 and the Company's Form 10-Q filed for the quarter ended November 30, 1995, and the financial statements and notes thereto of 3-in-One Oil for the corresponding periods appearing elsewhere in this Form 8-K/A.

WD-40 Company

Pro Forma Combined Balance Sheet (Unaudited)
--------------------------------------------------------------------------------

                                                               NOVEMBER 30, 1995
                                         --------------------------------------------------------------
                                            WD-40          3-IN-ONE           PRO FORMA
                                           COMPANY            OIL            ADJUSTMENTS      COMBINED
ASSETS

Current assets:
 Cash and cash equivalents               $20,259,000                      $(15,973,000)(a)   $ 4,286,000
 Short-term investments                    4,420,000                                           4,420,000
 Trade accounts receivable, net           15,591,000                                          15,591,000
 Product held at contract packagers        1,868,000                                           1,868,000
 Inventories                               2,347,000        $   973,000                        3,320,000
 Other current assets                      4,428,000                                           4,428,000
                                         -----------        -----------                      -----------
   Total current assets                   48,913,000            973,000                       33,913,000

Property, plant and equipment, net         3,544,000             34,000        (34,000)(b)     3,544,000
Long-term investments                      4,294,000                                           4,294,000
Other assets                               2,247,000         18,187,000     (3,187,000)(c)    17,247,000
                                         -----------        -----------                      -----------
                                         $58,998,000        $19,194,000                       58,998,000
                                         ===========        ===========                      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued
   liabilities                           $ 3,195,000                                         $ 3,195,000
 Accrued payroll and related costs         1,410,000                                           1,410,000
 Income taxes payable                      4,301,000                                           4,301,000
 Current portion of long-term debt           659,000                                             659,000
                                         -----------        -----------                      -----------
   Total current liabilities               9,565,000                  -                        9,565,000
                                         -----------        -----------                      -----------
Long-term debt                             3,132,000                                           3,132,000
Deferred income taxes                        193,000                                             193,000
Deferred employee benefits                   865,000                                             865,000
                                         -----------        -----------                      -----------
                                           4,190,000                                           4,190,000
Shareholders' equity:
 Common stock                              6,191,000                                           6,191,000
 Paid-in capital                             321,000                                             321,000
 Retained earnings                        38,739,000                                          38,739,000
 Cumulative translation adjustment            (8,000)                                             (8,000)
                                         -----------        -----------                      -----------
   Total shareholders' equity             45,243,000                  -                       45,243,000
                                         -----------        -----------                      -----------
                                         $58,998,000                  -                      $58,998,000
                                         ===========        ===========                      ===========


Notes to Unaudited Pro Forma Balance Sheet
------------------------------------------

(a) Represents the acquisition for $15,973,000 of certain of the assets of 3-in-One Oil.

(b)  Elimination of fixed assets of 3-in-One Oil not acquired by WD-40 Company.

(c) Elimination of intangible assets of 3-in-One Oil in excess of the amount paid by WD-40 Company.

WD-40 Company

Pro Forma Combined Statement of Income (Unaudited)
--------------------------------------------------------------------------------

                                                         FOR THE YEAR ENDED AUGUST 31, 1995
                                              --------------------------------------------------------
                                               WD-40         3-IN-ONE        PRO FORMA
                                              COMPANY          OIL          ADJUSTMENTS     COMBINED

Net sales                                    $116,776,000   $14,017,000                   $130,793,000
Cost of product sold                           50,229,000     5,065,000                     55,294,000
                                             ------------   -----------                   ------------
Gross profit                                   66,547,000     8,952,000                     75,499,000
                                             ------------   -----------                   ------------
Operating expenses:

 Selling, general and administrative           24,092,000             -                     24,092,000
 Advertising and sales promotion               10,973,000     2,178,000                     13,151,000
 Amortization of intangibles                            -       859,000    $  141,000(a)     1,000,000
                                             ------------   -----------                   ------------
                                               35,065,000     3,037,000                     38,243,000
                                             ------------   -----------                   ------------
Income from operations                         31,482,000     5,915,000                     37,256,000
                                             ------------   -----------                   ------------
Interest income, net                            1,118,000             -      (975,000)(b)      143,000
Other income, net                                  53,000             -                         53,000
                                             ------------   -----------                   ------------
Income before income taxes                     32,653,000     5,915,000                     37,452,000
Provision for income taxes                     12,200,000             -     1,900,000 (c)   14,100,000
                                             ------------   -----------                   ------------
Net income                                    $20,453,000    $5,915,000                   $ 23,352,000
                                             ============   ===========                   ============
Earnings per share                            $      2.66           N/A                   $       3.03
                                             ============   ===========                   ============
Average number of shares outstanding            7,700,239           N/A                      7,700,239
                                             ============   ===========                   ============

Notes to Unaudited Pro Forma Statement of Income
------------------------------------------------

(a) Recognition of additional amortization related to intangible assets, primarily goodwill, based upon a 15-year life.

(b) Reduction of interest income at 6% related to invested funds utilized to finance the acquisition.

(c) Recognition of federal, state and foreign income taxes at an effective rate of 40%.

WD-40 Company

Pro Forma Combined Statement of Income (Unaudited)
--------------------------------------------------------------------------------

                                                    FOR THE THREE MONTHS ENDED NOVEMBER 30, 1995
                                              --------------------------------------------------------
                                               WD-40         3-IN-ONE        PRO FORMA
                                              COMPANY          OIL          ADJUSTMENTS     COMBINED
Net sales                                    $ 27,612,000   $ 3,306,000                   $ 30,918,000
Cost of product sold                           11,686,000     1,232,000                     12,918,000
                                             ------------   -----------                   ------------
Gross profit                                   15,926,000     2,074,000                     18,000,000
                                             ------------   -----------                   ------------
Operating expenses:

 Selling, general and administrative            5,772,000             -                      5,772,000
 Advertising and sales promotion                2,038,000       474,000                      2,512,000
 Amortization of intangibles                            -       199,000    $  51,000(a)        250,000
                                             ------------   -----------                   ------------
                                                7,810,000       673,000                      8,534,000
                                             ------------   -----------                   ------------
Income from operations                          8,116,000     1,401,000                      9,466,000
                                             ------------   -----------                   ------------
Interest income, net                              238,000             -     (225,000)(b)        13,000
Other income, net                                  42,000             -                         42,000
                                             ------------   -----------                   ------------
Income before income taxes                      8,396,000     1,401,000                      9,521,000
Provision for income taxes                      3,130,000             -      450,000(c)      3,580,000
                                             ------------   -----------                   ------------
Net income                                   $  5,266,000   $ 1,401,000                   $  5,941,000
                                             ============   ===========                   ============
Earnings per share                           $        .68           N/A                   $        .77
                                             ============   ===========                   ============
Average number of shares outstanding            7,704,477           N/A                      7,704,477
                                             ============   ===========                   ============

Notes to Unaudited Pro Forma Statement of Income
------------------------------------------------

(a) Recognition of additional amortization related to intangible assets, primarily goodwill, based upon a 15-year life.

(b) Reduction of interest income at 6% related to invested funds utilized to finance the acquisition.

(c) Recognition of federal, state and foreign income taxes at an effective rate at 40%.